UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.

                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                            January 15, 2002
                            ----------------
                            (Date of Report)


                             ENTROPIN, INC.
                             --------------
         (Exact name of registrant as specified in its charter)


          Colorado              33-23693              84-1090424
----------------------------  ------------        -------------------
(State or other jurisdiction   (Commission          (IRS Employer
       of incorporation)      File Number)        Identification No.)


               45926 Oasis Street, Indio, California 92201
               -------------------------------------------
      (Address of principal executive offices, including zip code)


                             (760) 775-8333
                             --------------
          (Registrant's telephone number, including area code)

                                   N/A
                                  ----
      (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.
---------------------

     Entropin, Inc. ("Entropin") issued the following press release on January 14, 2002:

            ENTROPIN WEBCASTS BUSINESS UPDATE CONFERENCE CALL

INDIO, Calif. (January 14, 2002) - Entropin, Inc. (Nasdaq: ETOP, ETOPW), is a specialty pharmaceutical company developing new topical therapeutics for painful soft tissue injuries and diseases. Today, the Company announced that its business update conference call will be broadcast over the Internet on Wednesday, January 16, 2002 at 4:30PM ET with Dr. Tom Tachovsky, President and CEO of Entropin, Dr. Higgins Bailey, Chairman, Patricia Kriss, Chief Financial Officer, and Dr. Gary Strichartz, Professor of Anesthesia and Director of the Anesthesia Research Laboratories at Brigham & Women's Hospital, part of Harvard Medical School.

The topics to be discussed in the conference call include:

     * Interim report of the Esterom(R) mechanism of action studies at Brigham & Women's Hospital at Harvard Medical School
     * Filing of a patent application for enhanced manufacturing of Esterom(R)
     * Selection of additional clinical sites for the Esterom(R) Phase II/III study
     * Strategy to expedite patient enrollment in the Esterom(R) Phase II/III study
     * Update of the clinical timeline for the Esterom(R) Phase II/III study

The call will be held WEDNESDAY, JANUARY 16, 2002 AT 4:30PM EASTERN TIME. To participate in the live call via telephone, please call (800) 355-7995 from the U.S., or (212) 676-5009 for international callers. A telephone replay will be available until 6:30 p.m. Eastern Time January 18, 2002, by dialing (800) 633-8284 from the U.S., or (858) 812-6440 for international callers, and entering reservation number 20167040.

Those interested in listening to the conference call live via the Internet may do so by visiting the Company's Website at www.entropin.com. A replay will be available on the Website for 14 days.

ABOUT ENTROPIN
Entropin, Inc. is a pharmaceutical research and development company, initially focused on the development of Esterom(R), a novel topical therapeutic for the treatment of painful soft tissue injuries, such as tendonitis or back sprain, that result in impaired function.

                                #   #   #

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
                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 15, 2002            ENTROPIN, INC.



                                   By /s/ THOMAS G. TACHOVSKY
                                     --------------------------------
                                     Thomas G. Tachovsky
                                     President and Chief Executive Officer









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